UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019

ICONIC BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-227420	13-4362274
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Seabro Avenue

Amityville, NY 11701

(Address of principal executive offices) (zip code)

(866) 219-8112

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

On December 4, 2019, Iconic Brands Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Canbiola, Inc., a Florida corporation (“Canbiola”) and Green Grow Farms, Inc., a New York corporation, (“Green Grow”, and with Canbiola and Iconic, the “Parties”).

Pursuant to the terms of the Agreement, at closing, the Company will receive an aggregate of 37,500,000 shares of Canbiola’s common stock (the “Purchase Shares”) in exchange for its 51% equity interest in Green Grow. On June 30, 2020 (the “Valuation Date”), a valuation of the Purchase Shares shall be performed for the purpose of determining whether the Market Price Per Purchase Share (as defined) on the Valuation Date is less than $1,000,000. In the event that the aggregate Price Per Purchase Share (as defined) on the Valuation Date is less than $1,000,000, Canbiola shall issue to the Company such a number of additional shares (“Additional Purchase Shares”) so that the aggregate value of aggregate shares issued to ICNB for the purchase of the Shares (taking into account the Purchase Shares and the Additional Purchase Shares) equals $1,000,000. For purposes of the valuation, Market Price Per Purchase Share shall be determined based upon the 10-day average VWAP for the 10-day period ending on June 30, 2020.

The Purchase Agreement contains customary representations and warranties, termination rights and certain covenants of the Parties. In addition, in the event the Agreement has not been closed by December 31, 2019, either party may terminate the Agreement by providing written notice to the other party.

The closing of the Agreement is subject to the satisfaction of customary closing conditions, including the completion of audited financial statements of Green Grow.

A copy of the Agreement is attached hereto as Exhibit 10.1. The description of the Agreement herein is qualified by the terms of the full text of the agreement attached hereto and the terms thereof are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Stock Purchase Agreement among Canbiola, Inc., Iconic Brands, Inc. and Green Grow Farms, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iconic Brands, Inc.

Dated: December 6, 2019	By:	/s/ Richard J. DeCicco
	Name:	Richard J. DeCicco
	Its:	Chief Executive Officer

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